Supplement to Accumulation Life Prospectus
             Supplement dated December 8, 2005 to
         Prospectus dated April 30, 1998 as supplemented

Effective December 3, 2005, ING VP Emerging Markets Fund, Inc. was merged into ING JPMorgan Emerging Markets Equity Portfolio. Accordingly, any reference to ING VP Emerging Markets Fund, Inc. in this prospectus should be replaced with ING JPMorgan Emerging Markets Equity Portfolio.

The following Portfolio Operating Expenses should replace the Portfolio Operating Expense information for ING Emerging Markets Fund found under the heading "Fund Expenses" in the prospectus and any other prior supplements.








												      Net Total
									  Total 	Contractual    Annual
									  Annual	 Expense      Portfolio
					     Distribution 		 Portfolio	Waiver or     Operating
				Management  Service (12b-1)   Other 	 Operating	Reimburse-   Expenses (After
				  Fees	       Fees	    Expenses      Expenses	ment	     any reimbursement
	                                                    					      and waiver
												      agreements)
----------------------------------------------------------------------------------------------------------------------

ING JPMorgan Emerging Markets 	 1.25%	      None	     0.01%	   1.26%	   -	         1.26%
Equity Portfolio



